                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark R. Rutenberg, Uzi Ish-Hurwitz, David Duncan, Jr. and John B. Henneman III, and each of them, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Neuromedical Systems, Inc. (the "Corporation"), filed pursuant to Section 13 of the Securities Exchange Act of 1934, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and any and all amendments and any further documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he might or could do in person, and hereby ratifies, approves and confirms all that his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities and Exchange Commission Rule 12b-11, this Power of Attorney for the execution of the Corporation's 1996 Annual Report on Form 10-K has been signed by the following persons on the dates indicated, each in their respective capacities as members of the Corporation's board of directors:

  /s/ Mark R. Rutenberg                   March 26, 1997
  ____________________________            ____________________________
  Mark R. Rutenberg                       Date

  /s/ Elizabeth Cogan Fascitelli          March 27, 1997
  ____________________________            ____________________________
  Elizabeth Cogan Fascitelli              Date

  /s/ Stuart M. Essig                     March 26, 1997
  ____________________________            ____________________________
  Stuart M. Essig                         Date

  /s/ Carl Genberg                        March 27, 1997
  ____________________________            ____________________________
  Carl Genberg                            Date

  /s/ Dr. Arthur L. Herbst                March 27, 1997
  ____________________________            ____________________________
  Dr. Arthur L. Herbst                    Date

  /s/ Uzi Ish-Hurwitz                     March 27, 1997
  ____________________________            ____________________________
  Uzi Ish-Hurwitz                         Date

  /s/ C. Raymond Larkin, Jr.              March 27, 1997
  ____________________________            ____________________________
  C. Raymond Larkin, Jr.                  Date

  /s/ Stephen Ng, M.D.                    March 26, 1997
  ____________________________            ____________________________
  Stephen Ng, M.D.                        Date